American Century World Mutual Funds, Inc.

PROSPECTUS SUPPLEMENT

INTERNATIONAL DISCOVERY FUND

Supplement dated July 16, 2007 * Prospectus dated April 1, 2007

THE FOLLOWING PARAGRAPH ON THE COVER PAGE OF THE PROSPECTUS IS DELETED:

International Discovery is closed to new investors. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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